UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: May 31, 2007

Nuvelo, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Industrial Road, Suite 310, San Carlos, CA 94070-6211

(Address of Principal Executive Offices) (Zip Code)

(650) 517-8000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

At the annual meeting of stockholders of Nuvelo, Inc. (the “Company”) held on May 31, 2007, the stockholders approved an amendment to the Company’s 2004 Equity Incentive Plan, or the 2004 Plan, to increase the number of authorized shares available for issuance under the 2004 Plan by 2,000,000 shares.

A copy of the Company’s 2004 Equity Incentive Plan, as amended, was attached as Appendix A of the Proxy Statement on Schedule 14A filed April 18, 2007 and is hereby incorporated by reference.

Also, at the annual meeting of stockholders held on May 31, 2007, the stockholders approved an amendment to the Company’s Employee Stock Purchase Plan to increase the number of authorized shares available for issuance under the plan by 500,000 to a new total of 1,000,000 shares.

A copy of the Company’s Employee Stock Purchase Plan, as amended, was attached as Appendix B of the Proxy Statement on Schedule 14A filed April 18, 2007 and is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.5	Employee Stock Purchase Plan (incorporated herein by reference to Appendix B of the Proxy Statement on Schedule 14A filed with the SEC April 18, 2007, SEC File No. 000-22873).

10.34	2004 Equity Incentive Plan (incorporated herein by reference to Appendix A of the Proxy Statement on Schedule 14A filed with the SEC April 18, 2007, SEC File No. 000-22873).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvelo, Inc.
(Registrant)

By:	/s/ Lee Bendekgey
Lee Bendekgey
Senior Vice President and General Counsel

Dated: June 4, 2007

EXHIBIT INDEX

Exhibit Number	Description
10.5	Employee Stock Purchase Plan (incorporated herein by reference to Appendix B of the Proxy Statement on Schedule 14A filed with the SEC April 18, 2007, SEC File No. 000-22873).

10.34	2004 Equity Incentive Plan (incorporated herein by reference to Appendix A of the Proxy Statement on Schedule 14A filed with the SEC April 18, 2007, SEC File No. 000-22873).